UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2025 (December 19, 2024)

LandBridge Company LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42150	93-3636146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200

Houston, Texas 77056

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230-8864

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	LB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On December 26, 2024, LandBridge Company LLC (NYSE: LB) (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission (the “SEC”). The Original Report disclosed the consummation of the Company’s previously announced acquisition of approximately 46,000 surface acres located in Reeves and Pecos Counties, Texas (the “Acquisition”), pursuant to that certain Purchase and Sale Agreement between DBR Land LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Company, and Wolf Bone Ranch Partners LLC, a Texas limited liability company. The Acquisition was completed on December 19, 2024.

On December 31, 2024, the Company filed a Current Report on Form 8-K/A (“Amendment No. 1,” and, the Original Report as amended by Amendment No. 1, the “Amended Report”) with the SEC, which amended the Original Report to include the financial statements required by Item 9.01(a) and certain pro forma financial information required by Item 9.01(b).

This Current Report on Form 8-K/A amends the Amended Report to include certain additional pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Amended Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

•	The unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2024, and the related notes to such financial statements.

(d)	Exhibits.

Exhibit	Description

99.1	Unaudited pro forma condensed consolidated financial statements of LandBridge Company LLC for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2025

LANDBRIDGE COMPANY LLC

By:	/s/ Scott L. McNeely
Name:	Scott L. McNeely
Title:	Chief Financial Officer

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